UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

AUGUST 16, 2006

Date of Report (date of Earliest Event Reported)

ROCKPORT HEALTHCARE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-23514	33-06114
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

50 BRIAR HOLLOW LANE, SUITE 515W, HOUSTON, TEXAS 77027

(Address of principal executive offices and zip code)

(713) 621-9424

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.01

Changes in Registrant's Certifying Accountant

(a)

On August 14, 2006, Rockport Healthcare Group, Inc. (the "Company") engaged Thomas Leger & Co., L.L.P. ("Thomas Leger") as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending March 31, 2007. Hein & Associates LLP ("Hein"), who had been engaged as the Company's principal independent accountants since January 6, 2000 was dismissed on such date. Thomas Leger will also perform a review of the unaudited condensed quarterly financial statements to be included in the Company's quarterly reports on Form 10-QSB beginning with the June 30, 2006 Form 10-QSB.

(b)

The decision to change the Company's independent accountants from Hein to Thomas Leger was made by the Company's Board of Directors.

(c)

Hein's reports on the Company's consolidated financial statements during either of the two-year periods ended March 31, 2006 did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern disclaimer in the report dated June 23, 2006.

(d)

During the two-year period ended March 31, 2006, and the subsequent interim period preceding such dismissal, the Company did not have any disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(e)

During the two-year period ended March 31, 2006 and the subsequent interim period preceding such dismissal, there were no "reportable events" (as hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-B. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(iv)(B)(1)-(3) of Item 304 of Regulation S-B.

(f)

During the two-year period ended March 31, 2006 and the subsequent interim period prior to Thomas Leger's engagement, neither the Company nor anyone on its behalf consulted Thomas Leger regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Thomas Leger provided to the Company a written report or oral advice regarding such principles or audit opinion.

(g)

The Company has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Hein dated August 14, 2006 is filed as Exhibit 16 to this Form 8-K.

Item 9.01

Financial Statement and Exhibits

(a)-(c)

Not applicable.

(d)

Exhibit 16 - Letter from Hein & Associates LLP dated August 28, 2006 pursuant to Item 304 (a) (3) of Regulation S-B, regarding change in certifying accountant.

 [THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKPORT HEALTHCARE GROUP, INC.

Date:

August 28, 2006

By:

/s/ Harry Neer

Harry Neer, CEO